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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report                                                 May 20, 1997
---------------------------------                              ------------
(Date of earliest event reported)


                              LEVEL BEST GOLF, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


      33-97770                                                    59-3205644
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(Commission File Number)                                       (IRS Employer
                                                         Identification Number)


14561 58th Street, North, Clearwater, Florida                          34620
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (813) 535-7770
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              (Registrant's telephone number, including area code)



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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

      16.1 Letter on change in certifying accountant from Winter, Scheifley & Associates, P.C. - filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEVEL BEST GOLF, INC.



Date:  June 11, 1997                        By: /s/ Fred L. Solomon
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                                               Fred L. Solomon, President